Exhibit 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (as may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of April 10, 2026, by and among Zhibao Technology Inc., a Cayman Islands exempted company (the “Company”), with its corporate headquarters at Floor 3, Building 6, Wuxing Road, Lane 272, Pudong New Area, Shanghai, China 201204, the Company’s Subsidiaries which are set forth on the signature page(s) hereto (the Company, each Subsidiary, and each other Person who becomes a party to this Agreement by execution of a joinder in the form of Exhibit A attached hereto, which have any assets located in or which are otherwise subject to the jurisdiction of any state or territory of the United States, are hereinafter sometimes referred to individually as a “Debtor” and, collectively, as the “Debtors”) and [ ] (the “Investor”), in its capacity as a Buyer (as defined in the Purchase Agreement (as hereinafter defined)) and as Collateral Agent for the benefit of itself as a Buyer (together with their respective successors and permitted assigns, each a “Secured Party” and collectively, the “Secured Parties”) who execute this Agreement.

WHEREAS, the Investor is purchasing from the Company certain Notes (as defined in the Purchase Agreement) in an original aggregate principal amount of up to $6,666,667 (consisting of (i) a Note in the original principal amount of $3,333,333 (the “First Note”), (ii) if funded, a Note in the original principal amount of $555,556 (the “Second Note”), and (iii) if funded, a Note in the original principal amount of $2,777,778 (the “Third Note”), each as may be amended, supplemented, restated or modified and in effect from time to time), it being understood that reference to “Notes” hereunder shall only refer to the Note or Notes that have been issued;

WHEREAS, the Notes are being acquired by the Investor, and the Investor has made certain financial accommodations to the Company pursuant to the Securities Purchase Agreement, dated as of April 8, 2026, by and between the Company and the Investor (as the same may be amended, restated, supplemented or otherwise modified from time-to-time, the “Purchase Agreement”). Capitalized words and terms used herein but not otherwise defined shall have the meanings set forth in the Purchase Agreement;

WHEREAS, each Debtor will derive substantial direct or indirect benefit and advantage from the financial accommodations to the Company set forth in the Purchase Agreement and the Notes, and it will be to each such Debtor’s direct or indirect interest and economic benefit to assist the Company in procuring said financial accommodations from the Secured Party; and

WHEREAS, within 20 days after the date hereof, the Company shall deliver to the Investor a duly executed deposit account control agreement in a form reasonably acceptable to the Investor (“DACA”) with respect to an underlying bank account with a United States federal or state bank insured by the U.S. Federal Deposit Insurance Corporation at an office located in a United States state (such bank account, the “DACA Account”) and written evidence in a form reasonably acceptable to the Investor evidencing that the DACA Account has been established; and

WHEREAS, for the Third Closing, the Investor shall deposit 40% of the purchase price therein into the DACA Account, subject to the terms and conditions of the Transaction Documents.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions.

(a) Capitalized words and phrases used herein without definition and defined in the Purchase Agreement have the definitions set forth in the Purchase Agreement. In addition, as used herein:

“Accounts” means any “account,” as such term is defined in the UCC, and, in any event, shall include, without limitation, “supporting obligations” as defined in the UCC.

“Chattel Paper” means any “chattel paper,” as such term is defined in the UCC.

“Collateral” shall have the meaning ascribed thereto in Section 3 hereof.

“Collateral Agent” shall mean [ ], in its capacity as collateral agent.

“Commercial Tort Claims” means “commercial tort claims”, as such term is defined in the UCC, in the U.S.

“Contracts” means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Copyrights” means any copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations and copyright applications in or subject to the jurisdiction of the U.S. or any state or territory thereof, and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“Deposit Accounts” means all “deposit accounts” as such term is defined in the UCC, now or hereafter held in the name of a Debtor.

“Documents” means any “documents,” as such term is defined in the UCC, and shall include, without limitation, all documents of title (as defined in the UCC), bills of lading or other receipts evidencing or representing Inventory or Equipment.

“Equipment” means any “equipment,” as such term is defined in the UCC and, in any event, shall include, Motor Vehicles.

“Event of Default” shall have the meaning set forth in the Notes.

“Excluded Assets” means any lease, license or other agreement or any property subject to a capital lease, purchase money security interest or similar arrangement, to the extent that a grant of a Lien thereon in favor of the Collateral Agent would violate or invalidate such lease, license, agreement or capital lease, purchase money security interest or similar arrangement or create a right of termination in favor of any other party thereto (other than the Debtors), so long as such provision exists and so long as such lease, license or agreement was not entered into in contemplation of circumventing the obligation to provide Collateral hereunder or in violation of the Purchase Agreement, other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law including the bankruptcy code, or principles of equity.

“General Intangibles” means any “general intangibles,” as such term is defined in the UCC, in or subject to the jurisdiction of the U.S. or any state or territory thereof, and, in any event, shall include, without limitation, all right, title and interest in or under any Contract, models, drawings, materials and records, claims, literary rights, goodwill, rights of performance, Copyrights, Trademarks, Patents, warranties, rights under insurance policies and rights of indemnification.

“Goods” means any “goods”, as such term is defined in the UCC, including, without limitation, fixtures and embedded Software to the extent included in “goods” as defined in the UCC.

“Instruments” means any “instrument,” as such term is defined in the UCC, and shall include, without limitation, promissory notes, drafts, bills of exchange, trade acceptances, letters of credit, letter of credit rights (as defined in the UCC), and Chattel Paper.

“Inventory” means any “inventory,” as such term is defined in the UCC.

“Investment Property” means any “investment property”, as such term is defined in the UCC and located in the U.S.

“Motor Vehicles” shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

“Obligations” shall mean all obligations arising under the Notes including but not limited to the principal, accrued interest, and other sums due under the Notes.

“Patents” means any patents and patent applications in or subject to the jurisdiction of the U.S. or any state or territory thereof, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions, and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“Permitted Indebtedness” has the meaning set forth in the Notes.

“Permitted Lien” has the meaning set forth in the Notes.

“Proceeds” means “proceeds,” as such term is defined in the UCC and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

“Representative” means any Person acting as agent, representative or trustee on behalf of the Collateral Agent from time-to-time.

“Software” means all “software” as such term is defined in the UCC, now owned or hereafter acquired by a Debtor, in or subject to the jurisdiction of the U.S. or any state or territory thereof, other than software embedded in any category of Goods, including, without limitation, all computer programs and all supporting information provided in connection with a transaction related to any program.

“Trademarks” means any trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, renewals thereof, in or subject to the jurisdiction of the U.S. or any state or territory thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of Florida; provided, that to the extent that the Uniform Commercial Code is used to define any term herein and such term is defined differently in different Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern. All references to the UCC in this Agreement are solely for definitional purposes.

(b) All references to an “Investor” or “Investors” and “Secured Party” or “Secured Parties” hereunder shall include the Collateral Agent acting in its capacity as the Investor. For clarity, because the Collateral Agent is the sole Investor under the Purchase Agreement, the parties acknowledge that notwithstanding references to Collateral Agent or Investor in this Agreement, the term “Collateral Agent” refers to the Investor, and the terms “Investor” or “Investors” and “Secured Party” or “Secured Parties” refers to the Collateral Agent, unless one or more investors acquire a portion of the Investor’s Notes in which case the Investor shall act as Collateral Agent for all parties who hold such Notes in accordance with this Agreement, and their respective successors and assigns. In such event, the Collateral Agent may require amendments to the applicable Transaction Documents to reflect the inclusion of additional secured parties.

Section 2. Representations, Warranties and Covenants of the Debtors. Each Debtor represents and warrants to, and covenants with, the Collateral Agent and each Secured Party as follows:

(a) Subject to the Permitted Liens, such Debtor has rights in and the power to transfer the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof (subject, with respect to after acquired Collateral, to such Debtor acquiring the same) and no Lien other than a Permitted Lien exists upon such Collateral.

(b) This Agreement is effective to create in favor of the Collateral Agent a valid security interest in and Lien upon all of such Debtor’s right, title and interest in and to the Collateral pursuant to which a security interest may be perfected by the following actions, and upon (i) the filing of appropriate UCC financing statements in the U.S. or (ii) the execution and delivery of the DACA with the depository or other institution with which the DACA Account are maintained, such security interest will be a duly perfected first priority perfected security interest in all of such Collateral in which such a security interest may be perfected.

(c) Each Debtor agrees to deliver to the Collateral Agent an updated Schedule I within five Trading Days of any change thereto which, if omitted, would make such Schedules materially misleading, taken as a whole. Notwithstanding anything to the contrary in this Agreement, for the avoidance of doubt, any representation or warranty made by Debtors with respect to such Schedules during such five Trading Day period shall be deemed true and correct, and any covenant of the Debtors with respect to such Schedules during such five Trading Day period shall be deemed complied with until the earlier of (a) the expiration of such five Trading Day period and (b) the delivery of such updated Schedule(s).

(d) Such Debtor does not own any Commercial Tort Claim except for those disclosed on Schedule VII hereto (if any) as of the date hereof.

Section 3. Grant of Security Interest; Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, each Debtor hereby pledges and grants to the Collateral Agent, for the benefit of itself and each Secured Party, a Lien on and security interest in and to all of such Debtor’s right, title and interest in and to the following properties and assets of such Debtor, whether now owned by such Debtor or hereafter acquired and whether now existing or hereafter coming into existence and wherever located and of every kind, nature and description, whether tangible or intangible (all being collectively referred to herein as “Collateral”):

(a) the amount on deposit in the DACA Account; and

(b) any other assets of the Debtors which are or become located in the United States or its respective territories.

Notwithstanding anything to the contrary contained herein or in any Transaction Document, in no event shall the security interest granted herein or therein attach to any Excluded Assets.

Section 4. Covenants; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, each Debtor hereby agrees as follows:

4.1 Delivery and Other Perfection; Maintenance, etc.

(a) Delivery of Instruments, Documents, Etc. Each Debtor shall deliver and pledge to the Collateral Agent or its Representative any and all Instruments, negotiable Documents, Chattel Paper and certificated securities (accompanied by stock powers executed in blank, which stock powers may be filled in and completed at any time upon the occurrence of any Event of Default) duly endorsed and/or accompanied by such instruments of assignment and transfer executed by such Debtor in such form and substance as the Collateral Agent or its Representative may request; provided, that so long as no Event of Default shall have occurred and be continuing, each Debtor may retain for collection in the ordinary course of business any Instruments, negotiable Documents and Chattel Paper received by such Debtor in the ordinary course of business, and the Collateral Agent or its Representative shall, promptly upon request of a Debtor, make appropriate arrangements for making any other Instruments, negotiable Documents and Chattel Paper pledged by such Debtor available to such Debtor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Collateral Agent or its Representative, against a trust receipt or like document). If a Debtor retains possession of any Chattel Paper, negotiable Documents or Instruments pursuant to the terms hereof, such Chattel Paper, negotiable Documents and Instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of [ ], in its capacity as Collateral Agent for the benefit of the Secured Parties.” Within 20 days following the First Closing Date, the Collateral Agent shall have received a DACA in form and substance reasonably satisfactory to it with respect to the Debtor’s DACA Account as provided in the Purchase Agreement. The DACA shall provide that the cash deposited shall remain as restricted cash except as otherwise expressly provided in the Transaction Documents.

(b) Other Documents and Actions. Each Debtor shall, upon the reasonable request of the Collateral Agent, give, execute, deliver, file and/or record any financing statement, registration, notice, instrument, document, agreement, mortgage or other papers that may be necessary to create, preserve, perfect or validate the security interest granted pursuant hereto (or any security interest or mortgage contemplated or required hereunder, including with respect to Section 2(h) of this Agreement) or to enable the Collateral Agent or its Representative to exercise and enforce the rights of the Secured Parties hereunder with respect to such pledge and security interest, provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (e) below. Notwithstanding the foregoing each Debtor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements (and other similar filings or registrations under other applicable laws and regulations pertaining to the creation, attachment, or perfection of security interests) and amendments thereto that (a) indicate the Collateral (i) as all assets of such Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Debtor is an organization, the type of organization and any organization identification number issued to such Debtor, and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Each Debtor agrees to furnish any such information to the Collateral Agent promptly upon reasonable request. Each Debtor also ratifies its authorization for the Collateral Agent to have filed in any jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

(c) Books and Records. Each Debtor shall maintain at its own cost and expense reasonably complete and accurate books and records of the Collateral, including, without limitation, a record of payments received and credits granted with respect to the Collateral. Upon the occurrence and during the continuation of any Event of Default, each Debtor shall deliver and turn over any such books and records (or true and correct copies thereof) to the Collateral Agent or its Representative at any time on demand. Each Debtor shall permit the Collateral Agent or any Representative of the Collateral Agent to inspect such books and records at any time during reasonable business hours and upon reasonable notice; provided that a representative of such Debtor may attend such inspection, if desired by such Debtor, and will provide photocopies thereof at such Debtor’s expense to the Collateral Agent or its Representative upon reasonable request of the Collateral Agent or its Representative.

(d) Notice to Account Debtors; Verification. Upon the occurrence and during the continuance of any Event of Default, (i) upon request of the Collateral Agent or its Representative, each Debtor shall promptly notify (and each Debtor hereby authorizes the Collateral Agent and its Representative so to notify) each account debtor in respect of any Accounts or Instruments or other Persons obligated on the Collateral that such Collateral has been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Collateral Agent, and (ii) the Collateral Agent and its Representative shall have the right at any time or times to make direct verification with the account debtors or other Persons obligated on the Collateral of any and all of the Accounts or other such Collateral.

(e) Intellectual Property. If such Debtor shall (i) obtain rights to any new patentable inventions, any registered Copyrights or any Patents or Trademarks, or (ii) become entitled to the benefit of any registered Copyrights or any Patents or Trademarks or any improvement on any Patent, the provisions of this Agreement above shall automatically apply thereto and such Debtor shall give to the Collateral Agent prompt written notice thereof. Each Debtor hereby authorizes the Collateral Agent to modify this Agreement to include any such registered Copyrights or any such Patents and Trademarks and to disclose any such registered Copyrights or any such Patents and Trademarks in schedules hereto. Each Debtor shall have the duty (i) to prosecute diligently any patent, trademark, or service mark applications pending as of the date hereof or hereafter, (ii) to preserve and maintain all rights in the Copyrights, Patents and Trademarks, to the extent material to the operations of the business of such Debtor and (iii) to ensure that the Copyrights, Patents and Trademarks are and remain enforceable, to the extent material to the operations of the business of such Debtor. Any expenses incurred in connection with such Debtor’s obligations under this Section 4.1(e) shall be borne by such Debtor. Except for any such items that a Debtor reasonably believes (using prudent industry customs and practices) are no longer necessary for the on-going operations of its business, no Debtor shall abandon any material right to file a patent, trademark or service mark application, or abandon any pending patent, trademark or service mark application or any other Copyright, Patent or Trademark without the prior written consent of the Collateral Agent.

(f) Further Identification of Collateral. Each Debtor will, when and as often as reasonably requested by the Collateral Agent or its Representative, furnish to the Collateral Agent or such Representative, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent or its Representative may reasonably request, all in reasonable detail.

(g) Investment Property. Each Debtor will take any and all actions reasonably required or requested by the Collateral Agent or its Representative, from time to time, to (i) cause the Collateral Agent to obtain exclusive control of any Investment Property owned by such Debtor in a manner acceptable to the Collateral Agent and (ii) use its commercially reasonable efforts to obtain from any issuers of Investment Property and such other Persons written confirmation of the Collateral Agent’s control over such Investment Property. For purposes of this Section 4.1(g), the Collateral Agent shall have exclusive control of Investment Property if (i) such Investment Property consists of certificated securities and a Debtor delivers such certificated securities to the Collateral Agent (with appropriate endorsements if such certificated securities are in registered form); (ii) such Investment Property consists of uncertificated securities and either (x) a Debtor delivers such uncertificated securities to the Collateral Agent or (y) the issuer thereof agrees, pursuant to documentation in form and substance satisfactory to the Collateral Agent, that it will comply with instructions originated by the Collateral Agent without further consent by such Debtor, and (iii) such Investment Property consists of security entitlements and either (x) the Collateral Agent becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to the documentation in form and substance satisfactory to the Collateral Agent, that it will comply with entitlement orders originated by the Collateral Agent without further consent by any Debtor; provided, however, each Debtor shall cause any uncertificated securities constituting Collateral to be certificated within 10 Trading Days of the date of this Agreement or the date on which such uncertificated securities are acquired by such Debtor, as applicable.

(h) Commercial Tort Claims. Each Debtor shall promptly notify the Collateral Agent of any Commercial Tort Claim acquired by it that concerns a claim in excess of $50,000 and if requested by the Collateral Agent, such Debtor shall enter into a supplement to this Agreement granting to the Secured Parties a Lien on and security interest in such Commercial Tort Claim.

4.2 Other Liens. Other than Permitted Liens, Debtors will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Indebtedness, and will defend the right, title and interest of the Secured Parties in and to the Collateral and in and to all Proceeds thereof against the claims and demands of all Persons whatsoever.

4.3 Preservation of Rights. Whether or not an Event of Default has occurred or is continuing, and subject to a minimum of five Trading Days’ notice to the Debtors when an Event of Default has not occurred and is not continuing, the Collateral Agent and its Representative may, but shall not be required to, take any steps the Collateral Agent or its Representative reasonably deems reasonably necessary or reasonably appropriate to preserve any Collateral or any rights against third parties to any of the Collateral, including obtaining insurance for the Collateral at any time when such Debtor has failed to do so, and Debtors shall promptly pay, or reimburse the Collateral Agent for, all reasonable and documented out of pocket expenses incurred in connection therewith.

4.4 Formation of Subsidiaries; Name Change; Location; Bailees.

(a) No Debtor shall form or acquire any Subsidiary unless (i) if such Subsidiary is organized in or otherwise subject to the jurisdiction of a state or territory of the United States, within 15 Trading Days (or such longer period as the Collateral Agent may agree) of such formation or acquisition, (A) such Debtor pledges all of the capital stock or equity interests of such Subsidiary to the Collateral Agent for the benefit of the Secured Parties pursuant to a Pledge Agreement in the form attached as Exhibit B, (B) such Subsidiary becomes a party to this Agreement by execution of a joinder in the form of Exhibit A attached hereto, (C) such Subsidiary guarantees the Notes pursuant to the a guarantee agreement reasonably acceptable to the Collateral Agent, and (D) the formation or acquisition of such Subsidiary is not prohibited by the terms of the Transaction Documents, and (ii) if such Subsidiary is not organized in or otherwise subject to the jurisdiction of a state or territory of the United States, the formation or acquisition of such Subsidiary is not prohibited by the terms of the Transaction Documents.

(b) Except for transactions not prohibited by the terms of the Transaction Documents, no Debtor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof, without the prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld, conditioned or delayed. Each Debtor will notify the Collateral Agent promptly in writing prior to any such change in the proposed use by such Debtor of any tradename or fictitious business name other than any such name set forth on Schedule II attached hereto.

(c) Except for the sale of Inventory in the ordinary course of business and other sales of assets not prohibited by the terms of the Transaction Documents, each Debtor will keep the Collateral at the location(s) in which such Collateral is located as of the date of this Agreement or as of the date such Collateral becomes subject to this Agreement, as applicable. Each Debtor will give the Collateral Agent written notice within five Trading Days after any change in such Debtor’s chief place of business or of any new location for any of the Collateral.

(d) If any Collateral is at any time in the possession or control of any warehousemen, bailee, consignee or processor, such Debtor shall, upon the reasonable request of the Collateral Agent or its Representative, notify such warehousemen, bailee, consignee or processor of the Lien and security interest created hereby.

(e) Each Debtor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Collateral Agent and agrees that it will not do so without the prior written consent of the Collateral Agent, subject to such Debtor’s rights under Section 9-509(d)(2) to the UCC.

(f) No Debtor shall enter into any Contract that restricts or prohibits the grant to any Secured Party of a security interest in favor of the Collateral Agent in Accounts, Chattel Paper, Instruments or payment intangibles or the proceeds of the foregoing.

4.5 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

(a) each Debtor shall, at the request of the Collateral Agent or its Representative, assemble the Collateral and make it available to the Collateral Agent or its Representative at a place or places designated by the Collateral Agent or its Representative which are reasonably convenient to the Collateral Agent or its Representative, as applicable, and such Debtor;

(b) the Collateral Agent or its Representative may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(c) the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not said UCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to: (i) upon one Trading Day’s prior written notice to the Debtors, exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof (and each Debtor agrees to take all such action as may be appropriate to give effect to such right) and (ii) the appointment of a receiver or receivers for all or any part of the Collateral or business of a Debtor, whether such receivership be incident to a proposed sale or sales of such Collateral or otherwise and without regard to the value of the Collateral or the solvency of any person or persons liable for the payment of the Obligations secured by such Collateral. Each Debtor hereby consents to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of the Collateral Agent or any Secured Party under this Agreement. Each Debtor hereby expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver;

(d) the Collateral Agent or its Representative in its discretion may, in the name of the Collateral Agent or in the name of a Debtor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(e) the Collateral Agent or its Representative may take immediate possession and occupancy of any premises owned, used or leased by a Debtor and exercise all other rights and remedies which may be available to the Collateral Agent or a Secured Party;

(f) the Collateral Agent may, upon reasonable notice (such reasonable notice to be determined by the Collateral Agent in its sole and absolute discretion, which shall not be less than 10 days), with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Collateral Agent or its Representative, sell, lease, license, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Collateral Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Collateral Agent or anyone else may be the purchaser, lessee, licensee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Debtors, any such demand, notice and right or equity being hereby expressly waived and released. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned;

(g) the Collateral Agent, shall, upon one Trading Day’s prior written notice to the Debtors, have the right (in its sole and absolute discretion) to cause each of the pledged securities to be transferred of record into the name of the Collateral Agent or into the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Debtor, endorsed or assigned in blank or in favor of the Collateral Agent and to the extent permitted by the documentation governing such pledged securities and applicable law, the Collateral Agent shall have the right to exchange the certificates representing pledged securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Debtor shall take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this Section 4.5(g);

(h) all rights of any Debtor to dividends, interest, principal or other distributions that such Debtor is entitled to receive shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions as part of the pledged Collateral hereunder. All dividends, interest, principal or other distributions received by any Debtor contrary to the provisions of Section 4.5(g) or this Section 4.5(h) shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent); and

(i) the rights, remedies and powers conferred by this Section 4.5 are in addition to, and not in substitution for, any other rights, remedies or powers that the Collateral Agent or any Secured Party may have under any Transaction Document, at law, in equity or by or under the UCC or any other statute or agreement. The Collateral Agent may proceed by way of any action, suit or other proceeding at law or in equity and no right, remedy or power of the Collateral Agent will be exclusive of or dependent on any other. The Collateral Agent may exercise any of its rights, remedies or powers separately or in combination and at any time.

The proceeds of each collection, sale or other disposition under this Section 4.5 shall be applied in accordance with Section 4.8 hereof.

4.6 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the reasonable and documented costs and expenses of such realization and the payment in full of the Obligations, the Debtors shall remain jointly and severally liable for any deficiency.

4.7 Private Sale. Each Debtor recognizes that the Collateral Agent may be unable to effect a public sale of any or all of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and each Debtor agrees that it is not commercially unreasonable for the Collateral Agent to engage in any such private sales or dispositions under such circumstances. The Collateral Agent shall be under no obligation to delay a sale of any of the Collateral to permit a Debtor to register such Collateral for public sale under the Act, or under applicable state securities laws, even if Debtors would agree to do so. The Collateral Agent shall not incur any liability as a result of the sale of any such Collateral, or any part thereof, at any private sale provided for in this Agreement conducted in a commercially reasonable manner, and so long as the Collateral Agent conducts such sale in a commercially reasonable manner each Debtor hereby waives any claims against the Collateral Agent or any Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

Each Debtor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of any such Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Debtor’s expense. Each Debtor further agrees that a breach of any of the covenants contained in this Section 4.7 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 4.7 shall be specifically enforceable against Debtors by Collateral Agent of behalf of each Secured Party, and each Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

4.8 Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Collateral, and any other cash at the time held by the Collateral Agent under this Agreement, shall be applied to the Obligations in accordance with the Pro Rata Portion of each Secured Party. “Pro Rata Portion” shall mean the ratio of (x) the subscription amount of the Notes purchased by a Secured Party participating under this Section 4.8 and (y) the sum of the aggregate subscription amounts of the Notes purchased by all Secured Parties participating under this Section 4.8.

4.9 Attorney-in-Fact. Each Debtor hereby irrevocably constitutes and appoints the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or in its own name, upon the occurrence and during the continuation of an Event of Default (except in connection with the perfection of the security interest granted to the Collateral Agent hereunder), from time to time in the discretion of the Collateral Agent, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to perfect or protect any security interest granted hereunder, to maintain the perfection or priority of any security interest granted hereunder, or to otherwise accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of such Debtor, without notice to or assent by such Debtor (to the extent permitted by applicable law), to do the following upon the occurrence and during the continuation of an Event of Default:

(a) to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement;

(b) to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Debtor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

(c) to pay or discharge charges or liens levied or placed on or threatened against the Collateral, to effect any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor;

(d) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Collateral Agent or as the Collateral Agent shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

(e) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;

(f) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

(g) to defend any suit, action or proceeding brought against a Debtor with respect to any Collateral;

(h) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate;

(i) to the extent that a Debtor’s authorization given in Section 4.1(b) of this Agreement is not sufficient to file such financing statements with respect to this Agreement, with or without such Debtor’s signature, or to file a photocopy of this Agreement in substitution for a financing statement, as the Collateral Agent may deem appropriate and to execute in such Debtor’s name such financing statements and amendments thereto and continuation statements which may require such Debtor’s signature;

(j) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owners thereof for all purposes; and

(k) to do, at the Collateral Agent’s option and at such Debtor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent reasonably deems necessary to protect or preserve or realize upon the Collateral and the Secured Parties’ Liens therein, in order to effect the intent of this Agreement, all as fully and effectively as such Debtor might do.

Each Debtor hereby ratifies, to the extent permitted by law, all that such attorneys lawfully do or cause to be done by virtue hereof provided the same is performed in a commercially reasonable manner. The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full in cash (other than Obligations which expressly survive by their terms and contingent indemnification Obligations) and this Agreement is terminated in accordance with Section 4.11 hereof.

Each Debtor also authorizes the Collateral Agent, at any time from and after the occurrence and during the continuation of any Event of Default, (x) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Debtor in and under the Contracts hereunder and other matters relating thereto and (y) to execute, in connection with any sale of Collateral provided for hereunder, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

4.10 Perfection. Prior to, concurrently with or following the execution and delivery of this Agreement, the Collateral Agent is authorized to:

(a) file such financing statements, assignments for security and other documents in such offices as may be necessary or as the Collateral Agent or a Representative of the Collateral Agent may request to perfect the security interests granted by Section 3 of this Agreement. The Debtors agree that notwithstanding the fact that the Debtors are organized outside of the United States, the Collateral Agent may perfect its security interest by filings in the central state UCC depository in each state where assets of a Debtor are located including the cash subject to the DACA; and

(b) require the Company to deliver to the Collateral Agent or a Representative of the Collateral Agent the originals of all Instruments together with, in the case of Instruments constituting promissory notes, allonges attached thereto showing such promissory notes to be payable to the order of a blank payee.

4.11 Termination; Partial Release of Collateral. This Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and indefeasible satisfaction of all of the Obligations (other than Obligations which expressly survive by their terms and contingent indemnification Obligations), whereupon the Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral to or on the order of the Debtors. The Collateral Agent shall also execute and deliver to the Debtors upon such termination and at Debtors’ expense such UCC termination statements, certificates for terminating the Liens on the Motor Vehicles (if any) and such other documentation as shall be reasonably requested by the Debtors or otherwise necessary to effect the termination and release of all Liens and security interests in favor of the Collateral Agent affecting the Collateral. Notwithstanding anything to the contrary in this Agreement, upon full and complete satisfaction of the Obligations (other than Obligations which expressly survive by their terms and contingent indemnification Obligations), the Debtors’ obligations under this Agreement shall immediately terminate and any Liens shall thereupon be void. If any of the Collateral shall be sold, transferred to or otherwise disposed of by any Debtor in a transaction permitted by and in compliance with all applicable provisions of the applicable Transaction Document, then the Liens granted hereunder with respect to such Collateral shall be automatically released (unless otherwise specified herein or in the other Transaction Documents), all without delivery of any instrument or performance of any act by any party, and Collateral Agent shall, at the written request and sole expense of such Debtor, execute and deliver to such Debtor all releases or other documents reasonably necessary or reasonably desirable for the release of the Liens created hereby on such Collateral.

4.12 Further Assurances. At any time and from time to time, upon the written reasonable request of the Collateral Agent or its Representative, and at the sole expense of the Debtors, Debtors will promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as the Collateral Agent or its Representative may reasonably require in order for the Collateral Agent to obtain the full benefits of this Agreement and of the rights and powers herein granted in favor of the Collateral Agent, including, without limitation, using the Debtors’ commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to the Collateral Agent of any Collateral held by the Debtors or in which a Debtor has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the Liens and security interests granted hereby, transferring Collateral to the Collateral Agent’s possession (if a security interest in such Collateral can be perfected by possession), placing the interest of the Collateral Agent as lienholder on the certificate of title of any Motor Vehicle, and obtaining waivers of liens from landlords and mortgagees. Each Debtor also hereby authorizes the Collateral Agent and its Representative to file any such financing or continuation statement without the signature of such Debtor to the extent permitted by applicable law.

4.13 Limitation on Duty of Secured Party. The powers conferred on the Collateral Agent under this Agreement are solely to protect the Collateral Agent’s interest on behalf of itself and the other Secured Parties in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither the Collateral Agent nor its Representative nor any of their respective officers, directors, employees or agents shall be responsible to Debtors for any act or failure to act, except for gross negligence, bad faith or willful misconduct. Without limiting the foregoing, the Collateral Agent and any Representative shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if such Collateral is accorded treatment substantially equivalent to that which the Collateral Agent or any Representative, in its individual capacity, accords its own property consisting of the type of Collateral involved, it being understood and agreed that neither the Collateral Agent nor any Representative shall have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care set forth above) to preserve rights against any Person with respect to any Collateral.

Also without limiting the generality of the foregoing, neither the Collateral Agent nor any Representative shall have any obligation or liability under any Contract or license by reason of or arising out of this Agreement or the granting to the Collateral Agent of a security interest therein or assignment thereof or the receipt by the Collateral Agent or any Representative of any payment relating to any Contract or license pursuant hereto, nor shall the Collateral Agent or any Representative be required or obligated in any manner to perform or fulfill any of the obligations of Debtors under or pursuant to any Contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Section 5. Miscellaneous.

5.1 No Waiver. No failure on the part of the Collateral Agent or any of its Representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent or any of its Representatives of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

5.2 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed in accordance with the Purchase Agreement, without regard to the principles of conflicts of law principles, except that with respect to any cash or other Collateral, the rights of the Collateral Agent and the Secured Parties with respect thereto shall be subject to and governed by the internal laws of the jurisdiction in which the Collateral is located, as applicable, which for the avoidance of doubt for any Collateral located in the United States shall be the state or territory in which such Collateral is located.

5.3 Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Purchase Agreement. The Debtors and the Collateral Agent may change their respective notice addresses by written notice given to each other party five days prior to the effectiveness of such change. With respect to any notice to be given to the Debtors or any Debtor under this Agreement, such notice shall be deemed to have been given to all of the Debtors if given to the Company in accordance with the terms of the Purchase Agreement.

5.4 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Debtor sought to be charged or benefited thereby and the Secured Parties holding a majority of the outstanding principal of the Notes. Any such amendment or waiver shall be binding upon all the Secured Parties (including the Collateral Agent in its capacity as a Secured Party) and the Debtor(s) sought to be charged or benefited thereby and their respective successors and assigns.

5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, provided, that no Debtor shall assign or transfer its rights hereunder without the prior written consent of each Secured Party. Any Secured Party, including the Collateral Agent in its capacity as a Secured Party, may assign its rights hereunder without the consent of the Debtors, in which event such assignee shall be deemed to be a Secured Party and/or the Collateral Agent, as applicable, hereunder with respect to such assigned rights.

5.6 Counterparts; Headings. This Agreement may be authenticated in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may authenticate this Agreement by signing any such counterpart. This Agreement may be authenticated by manual signature or facsimile, .pdf or similar electronic signature, all of which shall be equally valid. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

5.7 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent, its Representative and each other Secured Party (and all of their respective successors and assigns) in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

5.8 Exclusive Jurisdiction. Any action or proceeding arising out of, or relating in any way to, this Agreement shall be brought and enforced only as provided in the Purchase Agreement.

5.9 Waiver of Right to Trial by Jury. Each Debtor and each Secured Party waive their respective rights to a trial by jury of any claim or cause of action based upon or arising out of or related to this Agreement or the transactions contemplated hereby, in any action, proceeding or other litigation of any type brought by any of the parties against any other party or parties, whether with respect to contract claims, tort claims, or otherwise. Each Debtor and each Secured Party agree that any such claim or cause of action shall be tried by a court trial without a jury. Without limiting the foregoing, the parties further agree that their respective right to a trial by jury is waived by operation of this Section 5.9 as to any action, counterclaim or other proceeding which seeks, in whole or in part, to challenge the validity or enforceability of this agreement or any provision hereof. This waiver shall apply to any subsequent amendments, renewals, supplements or modifications to this Agreement.

5.10 Joint and Several. The obligations, covenants and agreements of the Debtors hereunder shall be the joint and several obligations, covenants and agreements of each Debtor, whether or not specifically stated herein without preferences or distinction among them.

5.11 Collateral Agent and Secured Parties Indemnification.

(a) Each Secured Party hereby designates and appoints the Collateral Agent as the collateral agent and the administrative agent of such Secured Party under this Agreement and the other Transaction Documents.

(b) Nothing in this Section 5.11 shall be deemed to limit or otherwise affect the rights of the Collateral Agent to exercise any remedy provided in this Agreement or any other Transaction Document.

(c) If pursuant to any Transaction Document a Secured Party (including the Collateral Agent) is given the discretion to allocate proceeds received by such Secured Party (including the Collateral Agent) pursuant to the exercise of remedies under the Transaction Documents or at law or in equity (including without limitation with respect to any secured creditor remedies exercised against the Collateral and any other collateral security provided for under any Transaction Document), the Collateral Agent shall apply such proceeds to the then outstanding Obligations in the following order of priority (with amounts received being applied in the numerical order set forth below until exhausted prior to the application to the next succeeding category and each Secured Party entitled to payment shall receive an amount equal to its Pro Rata Portion of amounts available to be applied pursuant to clauses second, third and fourth below):

first, to payment of fees, costs and expenses (including reasonable attorney’s fees) owing to the Collateral Agent;

second, to payment of all accrued unpaid interest and fees (other than fees owing to Collateral Agent) on the Obligations;

third, to payment of principal of the Obligations;

fourth, to payment of any other amounts owing constituting Obligations; and

fifth, any remainder shall be for the account of and paid to whoever may be lawfully entitled thereto.

(d) Each Debtor agrees, jointly and severally, to indemnify, defend and hold harmless the Collateral Agent (both in its capacity as collateral agent hereunder and as a Secured Party), every other Secured Party, their respective successors and assigns and all of their respective officers, directors, shareholders, members, managers, partners, employees, attorneys and agents, and any Person in control of any thereof (collectively, the “Indemnitees”), from and against any claims, debts, liabilities, losses, demands, obligations, actions, causes of action, fines, penalties, reasonable and documented out of pocket costs and expenses (including attorneys’ fees and consultants’ fees), of every nature, character and description (each, an “Indemnified Liability” and collectively the “Indemnified Liabilities”), under federal and state securities laws or otherwise insofar as such Indemnified Liability arises out of or is based upon any of the transactions contemplated by this Agreement, any other Transaction Document, any of the Obligations, or any other cause or thing whatsoever occurred, done, omitted or suffered to be done by a Debtor relating to any Secured Party or the Obligations (except any such amounts sustained or incurred solely as the result of the bad faith or willful misconduct of such Indemnitees, as finally determined by a court of competent jurisdiction); but limited, in the case of legal fees and expenses, to one counsel to all such Indemnitees, taken as a whole and, solely in the case of an actual or potential conflict of interest, one additional counsel to all affected Indemnitees, taken as a whole (and, if reasonably necessary, one local counsel in any relevant jurisdiction to all such Persons, taken as a whole and, solely in the case of any such an actual or potential conflict of interest, one additional local counsel to all affected Indemnitees taken as a whole, in each such relevant jurisdiction)). If and to the extent that the foregoing undertakings in this paragraph may be unenforceable for any reason, each Debtor agrees to jointly and severally make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of each Debtor under this Section 5.11(d) shall survive any termination of this Agreement or any other Transaction Document.

5.12 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.13 Entire Agreement; Amendment. This Agreement, together with the other transaction documents, supersedes all other prior oral or written agreements between the Secured Parties, the Collateral Agent, the Debtors, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, together with the other transaction documents and the other instruments referenced herein and therein, contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the secured party nor any Debtor makes any representation, warranty, covenant or undertaking with respect to such matters. As of the date of this Agreement, there are no unwritten agreements between the parties with respect to the matters discussed herein. No provision of this Agreement may be amended, modified or supplemented other than by an instrument in writing signed by the Debtors and the Secured Party.

- Remainder of Page Intentionally Left Blank; Signature Page Follows -

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

DEBTORS:

EXECUTED AS A DEED BY:

Zhibao Technology Inc., a Cayman Islands exempted company

By:
	Name:	Botao Ma
	Title:	Director

COLLATERAL AGENT:

[ ], in its capacity as Collateral Agent for the Secured Parties

By:

By:
Name:
Title:

INVESTOR:

[ ]

By:

By:
Name:
Title:

Collateral Agent Signature Page to Security Agreement

EXHIBIT A

Form of Joinder

Joinder to Security Agreement

The undersigned, ______________________________, hereby joins in the execution of that certain Security Agreement dated as of _______ ___, 2026, (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by the Debtors (as defined therein), the Secured Parties (as defined therein), and each other Person that becomes a Debtor or a Secured Party thereunder after the date thereof and hereof and pursuant to the terms thereof, to and in favor of __________, a __________, in its capacity as Collateral Agent for the Secured Parties. By executing this Joinder, the undersigned hereby agrees that it is a Debtor thereunder and agrees to be bound by all of the terms and provisions of the Security Agreement. The undersigned represents and warrants that the representations and warranties set forth in the Security Agreement are, with respect to the undersigned, true and correct as of the date hereof.

The undersigned represents and warrants to Secured Party that:

(a) all of the Equipment, Inventory and Goods owned by such Debtor is located at the places as specified on Schedule I and such Debtor conducts business in the jurisdiction set forth on Schedule I;

(b) except as disclosed on Schedule I, none of such Collateral is in the possession of any bailee, warehousemen, processor or consignee;

(c) the chief place of business, chief executive office and the office where such Debtor keeps its books and records are located at the place specified on Schedule I;

(d) such Debtor (including any Person acquired by such Debtor) does not do business or has not done business during the past five years under any tradename or fictitious business name, except as disclosed on Schedule II;

(e) all Copyrights, Patents and Trademarks owned or licensed by the undersigned are listed in Schedules III, IV and V, respectively;

(f) all Deposit Accounts (other than the DACA Account), securities accounts, brokerage accounts and other similar accounts maintained by such Debtor in the U.S., and the financial institutions at which such accounts are maintained in the U.S., are listed on Schedule VI;

(g) all Commercial Tort Claims of such Debtor are listed on Schedule VII;

(h) all interests in real property and mining rights held by such Debtor are listed on Schedule VIII;

(i) all Equipment owned by such debtor that is subject to a certificate of title or ownership statute is listed on Schedule IX.

___________, a _________

By:
Title:
FEIN:

Exhibit A-1

EXHIBIT B

Form of Pledge Agreement

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT made as of ___, 2026 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), by and between ______, a Cayman Islands exempted company (the “Pledgor”) and __________, __________, in its capacity as agent (“Collateral Agent”) for itself as an Investor (together with its successors and assigns).

WHEREAS, the Pledgor has executed and delivered to the Investor identified in that certain Purchase Agreement (as defined below) (and together with its successors and assigns and each other purchaser of a Note (as defined in the Purchase Agreement) and their respective successors and assigns, individually the “Investor”) that certain First Note made by the Company in an original principal amount of $3,888,889 in the First Closing, and subject to the terms and conditions of the Purchase Agreement may execute and deliver the Second Note, as defined and provided for under the Purchase Agreement dated as the date hereof having an original aggregate principal amount of $2,777,778 (collectively, the “Notes”), by and between the Pledgor and the Investor (as the same may be amended, restated, supplemented or otherwise modified, the “Purchase Agreement”);

WHEREAS, the Pledgor legally and beneficially owns the interests specified on Exhibit A hereto and each other corporation or other entity, the capital stock or other equity interests and securities (any, “Securities”) of which are owned or acquired by the Pledgor and described on an addendum hereto from time-to-time executed by the Pledgor in form and substance satisfactory to the Collateral Agent (each such entity is referred to herein as a “Pledge Entity” and collectively as the “Pledge Entities,” which shall include all subsidiaries of the Pledgor during the time this Agreement remains in effect) that are organized under or otherwise subject to the jurisdiction of a state or territory of the United States; provided that the parties hereto agree that, as of the date hereof, the Pledge Entities specified on Exhibit A are the only Pledge Entities. The failure to execute an addendum shall not relieve the Pledgor of its obligation to pledge any after acquired Securities;

WHEREAS, pursuant to a Security Agreement dated as of the date of this Agreement by and among the Collateral Agent, the Pledgor and the other entities party thereto as “Debtors” (as the same may be amended, restated, modified or supplement and in effect from time to time, the “Security Agreement”), the Pledgor and each other Debtor has granted the Collateral Agent, for its benefit as the Investor, a security interest in, lien upon and pledge of all of such Pledgor’s or other Debtor’s rights in such Pledgor’s or other Debtor’s Collateral (as defined in the Security Agreement); and

WHEREAS, to induce the Investor to enter into the Purchase Agreement, to purchase the Note and any Additional Notes and to make the financial accommodations available to the Pledgor under the Purchase Agreement, and in order to secure the payment and performance by the Pledgor of the Obligations (as defined in the Security Agreement), the Pledgor has agreed to pledge to the Collateral Agent, for the benefit of itself and the other Investors, the Securities (the “Equity”) of the Pledge Entities now or hereafter owned or acquired by such Pledgor to secure the Obligations.

NOW, THEREFORE, in consideration of the premises and in order to induce the Investor to purchase the Notes under the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Collateral Agent as follows:

Section 1. Defined Terms.

1.1 Unless otherwise defined or referenced herein, all capitalized words and phrases used herein shall have the meanings given them in the Purchase Agreement. In addition, as used herein:

“Obligations” shall mean all obligations arising under the Notes including but not limited to the principal, accrued interest, and other sums due under the Notes.

Exhibit B-2

1.2 All references to an “Investor” or “Investors” hereunder shall include the Collateral Agent acting in its capacity as the Investor. For clarity, because the Collateral Agent is the sole buyer under the Purchase Agreement, the parties acknowledge that notwithstanding references to Collateral Agent or Investor in this Agreement, the term “Collateral Agent” refers to the Investor, and the terms “Investor” or “Investors” refers to the Collateral Agent, unless one or more third parties acquire a portion of the Notes in which case the Investor shall act as Collateral Agent for all parties who hold such Notes in accordance with this Agreement, and their respective successors and assigns. In such event, the Collateral Agent may require amendments to the applicable Transaction Documents to reflect the inclusion of additional secured parties.

Section 2. Pledge.

2.1 The Pledgor hereby pledges, assigns, hypothecates, transfers, delivers and grants to the Collateral Agent, for the benefit of itself and the other Investors, a first lien on and first priority perfected security interest in (i) all of the Equity of the Pledge Entities now owned or hereafter acquired by such Pledgor (collectively, the “Pledged Interests”), (ii) any other shares of Equity hereafter pledged or referred to be pledged to the Collateral Agent pursuant to this Agreement; (iii) all “investment property” as such term is defined in §9-102(a)(49) of the UCC (as defined below) with respect thereto; (iv) any “security entitlement” as such term is defined in § 8-102(a)(17) of the UCC with respect thereto; (v) all books and records relating to the foregoing; and (vi) all Accessions and Proceeds (as each is defined in the UCC) of the foregoing, including, without limitation, all distributions (cash, stock, or otherwise), dividends, stock dividends, securities, cash, instruments, rights to subscribe, purchase, or sell, and other property, rights, and interest that such Pledgor is at any time entitled to receive or is otherwise distributed in respect of, or in exchange for, any or all of the Pledged Collateral (as defined below), and without affecting the obligations of the Pledgor under any provision of the Security Agreement, in the event of any consolidation or merger in which the Pledgor is not the surviving corporation, all shares of each class or Equity of the successor entity formed by or resulting from such consolidation or merger (the collateral described in clauses (i) through (vi) of this Section 2 being collectively referred to as the “Pledged Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. All of the Pledged Interests owned as of the date hereof by the Pledgor, which are presently represented by certificates, are listed on Exhibit A hereto, which certificates, with undated assignments separate from the certificates or capital stock/membership interest powers duly executed in blank by such Pledgor and to the extent such certificates are available and not covered by an existing lien or pledge, or irrevocable proxies, are being delivered to the Collateral Agent simultaneously with the execution of this Agreement. Upon the creation or acquisition of any new Pledged Interests, to the extent such certificates are available and not covered by an existing lien or pledge, the Pledgor shall execute an Addendum in the form of Exhibit B attached hereto (a “Pledge Addendum”). and deliver the original certificates for the Equity to the Collateral Agent. Any Pledged Collateral described in a Pledge Addendum executed by the Pledgor shall thereafter be deemed to be listed on Exhibit A hereto. Upon delivery to the Collateral Agent, the Collateral Agent shall maintain possession and custody of the certificates representing the Pledged Interests and any additional Pledged Collateral.

2.2 Each Pledged Interest consisting of either (i) a membership interest in a Person that is a limited liability company or (ii) a partnership interest in a Person that is a partnership (if any) (1) is not and will not be evidenced by a certificate and (2) is not and will not be deemed a “security” governed by Article 8 of the UCC.

Section 3. Representations and Warranties of Pledgor. The Pledgor represents and warrants to the Collateral Agent, and covenants with the Collateral Agent, that:

3.1 As of the date hereof, and as of the date of any Pledge Addendum, Exhibit A sets forth (i) the authorized capital stock, shares and other equity interests of each Pledge Entity, (ii) the number of shares, shares of capital stock and other equity interests of each Pledge Entity that are issued and outstanding as of the date hereof, and (iii) the percentage of the issued and outstanding shares of capital stock and other equity interests of each Pledge Entity held by such Pledgor. Such Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Interests of such Pledgor, and such shares are and will remain free and clear of all pledges, liens, security interests and other encumbrances and restrictions whatsoever, except the liens and security interests in favor of the Collateral Agent created by this Agreement;

3.2 As of the date hereof, or as of the date of any Pledge Addendum, except as set forth on Exhibit A, there are no outstanding options, warrants or other similar agreements with respect to the Pledged Interests or any of the other Pledged Collateral;

Exhibit B-3

3.3 This Agreement is the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms except to the extent that such enforceability is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally, or the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought;

3.4 The Pledged Interests have been duly and validly authorized and issued, are fully paid and non-assessable, and the Pledged Interests listed on Exhibit A, as of the date hereof, and as of the date of any Pledge Addendum, constitute all of the issued and outstanding capital stock or other equity interests of the Pledge Entities;

3.5 No consent, approval or authorization of or designation or filing with any Governmental Authority on the part of the Pledgor is required in connection with the pledge and security interest granted under this Agreement which consent, approval, authorization, designation or filing has not been made as of the date hereof;

3.6 The execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any Governmental Authority, which are applicable to the Pledgor, or of the articles or certificate of incorporation, certificate of formation, bylaws or any other similar organizational documents of the Pledgor or any Pledge Entity or of any securities issued by the Pledgor or any Pledge Entity of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which the Pledgor or any Pledge Entity is a party or which is binding upon the Pledgor or any Pledge Entity or upon any of the assets of the Pledgor or any Pledge Entity, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Pledgor or any Pledge Entity, except as otherwise contemplated by this Agreement;

3.7 The pledge, assignment and delivery of the Pledged Interests and the other Pledged Collateral pursuant to this Agreement creates a valid first lien on and perfected first priority security interest in such Pledged Interests and Pledged Collateral and the proceeds thereof in favor of the Collateral Agent. Until this Agreement is terminated pursuant to Section 11 hereof, the Pledgor covenants and agrees that it will defend, for the benefit of the Collateral Agent and each other Investor, the Collateral Agent’s right, title and security interest in and to the Pledged Interests, the other Pledged Collateral and the proceeds thereof against the claims and demands of all other Persons; and

3.8 Neither the Pledgor nor any Pledge Entity (i) will become a Person whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079(2001), (ii) will engage in any dealings or transactions prohibited by Section 2 of such executive order, or (iii) will otherwise become a Person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other Office of Foreign Asset Control regulation or executive order.

Section 4. Dividends, Distributions, Etc. If, prior to irrevocable repayment in full in cash of the Obligations (other than Obligations which expressly survive termination of this Agreement by their terms which shall include without limitation any contingent indemnification Obligations), the Pledgor shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization, merger or consolidation), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Interests or otherwise, such Pledgor agrees, in each case, to accept the same as the Collateral Agent’s agent and to hold the same in trust for the Collateral Agent, and to deliver the same promptly (but in any event within five days) to the Collateral Agent in the exact form received, with the endorsement of such Pledgor when necessary and/or with appropriate undated assignments separate from certificates or stock powers duly executed in blank, to be held by the Collateral Agent subject to the terms hereof, as additional Pledged Collateral. The Pledgor shall promptly deliver to the Collateral Agent (i) a Pledge Addendum with respect to such additional certificates, and (ii) any financing statements or amendments to financing statements as requested by the Collateral Agent. The Pledgor hereby authorizes the Collateral Agent to attach each such Pledge Addendum to this Agreement. Except as provided in Section 5(b) below, all sums of money and property so paid or distributed in respect of the Pledged Interests which are received by the Pledgor shall, until paid or delivered to the Collateral Agent, be held by the Pledgor in trust as additional Pledged Collateral.

Exhibit B-4

Section 5. Voting Rights; Dividends; Certificates.

5.1 So long as no Event of Default (as defined in the Notes) has occurred and is continuing, the Pledgor shall be entitled (subject to the other provisions hereof, including, without limitation, Section 8 below) to exercise its voting and other consensual rights with respect to the Pledged Interests and otherwise exercise the incidents of ownership thereof in any manner not inconsistent with this Agreement, the Purchase Agreement and/or any of the other Transaction Documents. The Pledgor hereby grants to the Pledgee or its nominee, an irrevocable proxy to exercise all voting, corporate and limited liability company rights relating to the Pledged Interests in any instance, which proxy shall be effective, at the discretion of the Collateral Agent, upon the occurrence and during the continuance of an Event of Default. Upon the request of the Collateral Agent at any time, the Pledgor agrees to deliver to the Collateral Agent such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Interests as the Collateral Agent may request.

5.2 So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive cash dividends or other distributions made in respect of the Pledged Interests, to the extent permitted to be made pursuant to the terms of the Notes and the Purchase Agreement. Upon the occurrence and during the continuance of an Event of Default, in the event that the Pledgor, as record and beneficial owner of the Pledged Interests, shall have received or shall have become entitled to receive, any cash dividends or other distributions in the ordinary course, such Pledgor shall deliver to the Collateral Agent, and the Collateral Agent shall be entitled to receive and retain, for the benefit of itself and the other Investors, all such cash or other distributions as additional security for the Obligations.

5.3 Subject to any sale or other disposition by the Collateral Agent of the Pledged Interests, any other Pledged Collateral or other property pursuant to this Agreement, upon the indefeasible full payment in cash, satisfaction and termination of all of the Obligations (other than Obligations which expressly survive termination of this Agreement by their terms which shall include without limitation any contingent indemnification Obligations) and the termination of this Agreement pursuant to Section 11 hereof and of the liens and security interests hereby granted, the Pledged Interests, the other Pledged Collateral and any other property then held as part of the Pledged Collateral in accordance with the provisions of this Agreement shall be returned to the Pledgor or to such other Persons as shall be legally entitled thereto.

5.4 The Pledgor shall cause all Pledged Interests (other than the Pledged Interests consisting of limited liability company and partnership interests) to be certificated at all times while this Agreement is in effect.

Section 6. Rights of Collateral Agent. The Collateral Agent shall not be liable for failure to collect or realize upon the Obligations or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall the Collateral Agent be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Interests held by the Collateral Agent hereunder may, if an Event of Default has occurred and is continuing, without notice, be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter without notice exercise all voting and corporate rights at any meeting with respect to any Pledge Entity and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Interests as if it were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other readjustment with respect to any Pledge Entity or upon the exercise by any Pledge Entity, the Pledgor or the Collateral Agent of any right, privilege or option pertaining to any of the Pledged Interests, and in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may reasonably determine, all without liability except to account for property actually received by the Collateral Agent, but the Collateral Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

Exhibit B-5

Section 7. Remedies. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code (or equivalent or similar code or law in the case of foreign jurisdictions (the “UCC”) of the jurisdiction applicable to the affected Pledged Collateral from time-to-time. Without limiting the foregoing, the Collateral Agent may, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), upon the occurrence and during the continuance of an Event of Default forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith date and otherwise fill in the blanks on any assignments separate from certificates or stock powers or otherwise sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Collateral, or any part thereof, in one or more portions at one or more public or private sales or dispositions, at any exchange or broker’s board or at any of the Collateral Agent’s offices or elsewhere upon such terms and conditions as the Collateral Agent may deem advisable and at such prices as it may deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption of any credit risk, with the right to the Collateral Agent upon any such sale, public or private, to purchase the whole or any part of said Pledged Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived or released. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, sale or disposition, after deducting all costs and expenses of every kind incurred therein or incidental thereto pursuant to Section 5.11(c) of the Security Agreement. The Pledgor shall remain liable for any deficiency remaining unpaid after such application. Only after so paying over such net proceeds and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-608 of the UCC, need the Collateral Agent account for the surplus, if any, to the Pledgor. The Pledgor agrees that the Collateral Agent need not give more than 10 days’ notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Pledgor if after default it has signed a statement renouncing or modifying any right to notification of sale or other intended disposition. Notwithstanding any provision in any shareholder’s agreement or any applicable laws to the contrary, the Pledgor acknowledge and agrees that the Pledgor may pledge to the Collateral Agent all of the Pledgor’s right, title and interest in all of the Pledge Entities, and upon foreclosure the successful bidder (which may include the Collateral Agent) will be deemed admitted as a member and/or shareholder, as applicable, of each Pledge Entity, and will automatically succeed to all of the Pledgor’s right, title and interest, including without limitation, the Pledgor’s limited liability company and equity interests, right to vote and participate in the management and business affairs of the Pledge Entities, right to a share of the profits and losses of the Pledge Entities and right to receive distributions from the Pledge Entities.

Section 8. No Disposition, Etc. Until the irrevocable payment in full, satisfaction or expiration of the Obligations (other than Obligations which expressly survive termination of this Agreement by their terms which shall include without limitation any contingent indemnification Obligations), the Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Interests or any other Pledged Collateral, nor will the Pledgor create, incur or permit to exist any lien or other encumbrance with respect to any of the Pledged Interests or any other Pledged Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest of the Collateral Agent provided for by this Agreement and the Security Agreement.

Section 9. Sale of Pledged Interests.

9.1 The Pledgor recognizes that the Collateral Agent may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of a Pledge Entity) of any or all the Pledged Interests by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and the Pledgor agrees that it is not commercially unreasonable for the Collateral Agent to engage in any such private sales or dispositions under such circumstances. The Collateral Agent shall be under no obligation to delay a sale or disposition of any of the Pledged Interests in order to permit the Pledgor or a Pledge Entity to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Pledgor or a Pledge Entity would agree to do so.

Exhibit B-6

9.2 The Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sales or dispositions of the Pledged Interests valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all Governmental Authorities, domestic or foreign, having jurisdiction over any such sales or dispositions, all at such Pledgor’s expense; provided that the Pledgor shall not have any obligation to register the Pledged Interests as securities under the Securities Act or the applicable state securities laws solely by virtue of this Section 9(b). The Pledgor further agrees that a breach of any of the covenants contained in Sections 4, 5(a), 5(b), 8, 9 and 24 will cause irreparable injury to the Collateral Agent and that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, agrees, without limiting the right of the Collateral Agent to seek and obtain injunctive relief and/or specific performance of other obligations of the Pledgor contained in this Agreement, that each and every covenant referenced above shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants. The Collateral Agent shall not be required to post a bond or other security as a condition of obtaining equitable relief except as otherwise expressly required by applicable Law.

9.3 The Pledgor further agrees to indemnify and hold harmless the Collateral Agent and each other Investor, their respective successors and assigns and all of their collective officers, directors, shareholders, members, managers, partners, employees, attorneys and agents, and any Person in control of any thereof (collectively, the “Indemnitees”), from and against any loss, liability, claim, damage and expense, including, without limitation, legal fees and expenses (in this paragraph collectively called the “Indemnified Liabilities”), under federal and state securities laws or otherwise insofar as such Indemnified Liability (i) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or in any amendment or supplement to any thereof or in any other writing prepared by the Pledgor in connection with the offer, sale or resale of all or any portion of the Pledged Collateral unless such untrue statement of material fact was provided by the Collateral Agent, in writing, specifically for inclusion therein, or (ii) arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of the Collateral Agent or any successor thereof, or any Person in control of any thereof. In connection with a public sale or other distribution, the Pledgor will provide customary indemnification to any underwriters, their successors and assigns, officers and directors and each Person who controls any such underwriter (within the meaning of the Securities Act). If and to the extent that the foregoing undertakings in this paragraph may be unenforceable for any reason, the Pledgor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnification obligations of the Pledgor under this Section 9(c) shall survive any termination of this Agreement to the maximum extent permitted by Law.

9.4 The Pledgor further agrees not to exercise any and all rights of subrogation it may have against a Pledge Entity upon the sale or disposition of all or any portion of the Pledged Collateral by the Collateral Agent pursuant to the terms of this Agreement until the termination of this Agreement in accordance with Section 11 below.

9.5 The Pledgor and each Pledge Entity further covenants and agrees not to, and to cause each of its Subsidiaries not to: (i) engage in a Fundamental Transaction (as defined in the Note(s)) with respect to any such entity unless the gross proceeds therefrom are paid to the Secured Parties to prepay the Note(s), provided that for avoidance of doubt if there are no gross proceeds to the Company, neither the Company nor the Pledge Entity nor any of their respective Subsidiaries shall enter into any agreement or arrangement with respect to a Fundamental Transaction; or (ii) sell, transfer, dispose of or encumber any assets other than pursuant to the sale of product inventory or the grant of licenses for services and related software in the ordinary course of business, or sell, transfer, encumber, or issue capital stock in any Subsidiary; or (iii) enter into an agreement or arrangement which contemplates or would result in the occurrence of any of the foregoing.

Exhibit B-7

Section 10. No Waiver; Cumulative Remedies. The Collateral Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by the Collateral Agent shall be valid unless in writing and signed by the Collateral Agent, and then only to the extent therein set forth. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have on any further occasion. No course of dealing between the Pledgor and the Collateral Agent or any other Investor, and no failure to exercise, nor any delay in exercising on the part of the Collateral Agent or any other Investor of, any right, power or privilege hereunder or under the other Transaction Documents shall impair such right or remedy or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law or in the Purchase Agreement.

Section 11. Termination. This Agreement and the liens and security interests granted hereunder shall terminate and the Collateral Agent, at the Pledgor’s sole reasonable cost and reasonable expense, shall immediately return any Pledged Interests or other Pledged Collateral then held by the Collateral Agent in accordance with the provisions of this Agreement to the Pledgor upon the full and complete performance and indefeasible satisfaction of all of the Obligations (other than Obligations which expressly survive by their terms which shall include without limitation any contingent indemnification Obligations).

Section 12. Possession of Collateral. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Interests in the physical possession of the Collateral Agent pursuant hereto, neither the Collateral Agent, nor any nominee of the Collateral Agent, shall have any duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto (including any duty to ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Pledged Collateral and any duty to take any necessary steps to preserve rights against any parties with respect to the Pledged Collateral), and shall be relieved of all responsibility for the Pledged Collateral upon surrendering them to the Pledgor. The Pledgor assumes the responsibility for being and keeping itself informed of the financial condition of a Pledge Entity and of all other circumstances bearing upon the risk of non-payment of the Obligations, and the Collateral Agent shall have no duty to advise the Pledgor of information known to the Collateral Agent regarding such condition or any such circumstance. The Collateral Agent shall have no duty to inquire into the powers of a Pledge Entity or its officers, directors, managers, members, partners or agents thereof acting or purporting to act on its behalf.

Section 13. Taxes and Expenses. The Pledgor will pay to the Collateral Agent (or the applicable Governmental Authority within the Applicable Time Frame (as hereafter defined) upon the Pledgor’s receipt of documented proof, (a) any stamp, excise, sales or other taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits, income or the like of the Collateral Agent) payable or ruled payable by any Governmental Authority with respect to any of the Pledged Collateral or in connection with any of the transactions contemplated by this Agreement, together with interest and penalties, if any, and (b) all expenses, including the fees and expenses of counsel for the Collateral Agent and of any experts or agents that the Collateral Agent may incur in connection with (i) the administration, modification or amendment of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure of the Pledgor to perform or observe any of the provisions hereof. For purposes hereof, the term “Applicable Time Frame” means the earlier of (a) 10 days after the Collateral Agent’s written demand for such payment and (b) the date set forth in the Collateral Agent’s written demand for such payment if such payment is required to be made by the Collateral Agent prior to the 10 day period referred to in the foregoing clause “(a).”

Section 14. The Collateral Agent Appointed Attorney-In-Fact. The Pledgor hereby irrevocably appoints the Collateral Agent as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent deems reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement; provided that the power of attorney granted hereunder shall only be exercised by the Collateral Agent after the occurrence and during the continuance of an Event of Default.

Exhibit B-8

Section 15. Governing Law; Exclusive Jurisdiction; No Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Pledge Agreement shall be governed by the Security Agreement. Any action, proceeding or claim arising out of, or relating in any way to, this Agreement shall be subject to the exclusive jurisdiction of the courts as provided in the Security Agreement. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection herewith or arising out of this agreement or any transaction contemplated hereby.

Section 16. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile, ..pdf or similar electronically transmitted signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

Section 17. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 18. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 19. Entire Agreement; Amendments. This Agreement, together with the other transaction documents, supersedes all other prior oral or written agreements between the Pledgor, the Pledgees, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this agreement, together with the other transaction documents and the other instruments referenced herein and therein, contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Collateral Agent nor the Pledgor makes any representation, warranty, covenant or undertaking with respect to such matters. As of the date of this Agreement, there are no unwritten agreement between the parties with respect to the matters discussed herein. Except as set forth in Section 2(a) hereof, no provision of this Agreement may be amended, modified or supplemented other than by an instrument in writing signed by the Pledgor and the Required Holders (as defined in the Purchase Agreement).

Section 20. Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Purchase Agreement, in the case of communications to the Collateral Agent, directed to the notice address set forth in the Security Agreement.

Section 21. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any subsequent holder(s) of the Notes. The Pledgor shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Collateral Agent. The Collateral Agent may assign its rights hereunder without the consent of the Pledgor or any Investor (including any Person who becomes an Investor after the date hereof), in which event such assignee shall be deemed to be the Collateral Agent hereunder with respect to such assigned rights.

Section 22. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and assigns including any other Investor, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 23. Survival. All representations, warranties, covenants and agreements of the Pledgor and the Collateral Agent shall survive the execution and delivery of this Agreement.

Exhibit B-9

Section 24. Further Assurances. The Pledgor agrees that it will, at any time and from time to time upon the written request of the Collateral Agent, execute and deliver all assignments separate from certificates or stock powers, financing statements and such further documents and do such further acts and things as the Collateral Agent may reasonably request consistent with the provisions hereof in order to carry out the intent and accomplish the purpose of this Agreement and the consummation of the transactions contemplated hereby.

Section 25. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 26. Collateral Agent Authorized. The Pledgor hereby authorizes the Collateral Agent to file one or more financing or continuation statements and amendments thereto (or similar documents required by any laws of any applicable jurisdiction) relating to all or any part of the Pledged Interests or other Pledged Collateral without the signature of such Pledgor.

Section 27. Collateral Agent Acknowledgement. The Pledgor acknowledges receipt of an executed copy of this Agreement.

Section 28. Collateral Agent. The terms and provisions of the Security Agreement which set forth the appointment and indemnification of __________as Collateral Agent are hereby incorporated by reference herein as if fully set forth herein.

[Signature Page Follows]

Exhibit B-10

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their duly authorized officers on the date first above written.

EXECUTED AS A DEED

PLEDGOR:

_________
a ___________

By:
Name:
Title:

COLLATERAL AGENT:

__________, a __________, in its capacity as agent for the Investor

By:
Name:
Title:

Signature Page to Pledge Agreement

Exhibit B-11

ACKNOWLEDGEMENT

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Pledge Agreement, (ii) waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Interests (as defined therein) in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent and (iii) agrees promptly to note on its books and records the grant of the security interest in the stock or other equity interests of the undersigned as provided in such Pledge Agreement.

Dated: ____, 2026

By:
	Name:	Botao Ma
	Title:	Director

Acknowledgment Signature Page to Pledge Agreement

Exhibit B-12

EXHIBIT A

to Pledge Agreement

Description of Pledged Interests or Units

Pledgor	Name of Pledge Entity	Class	Stock or Unit Certificate No.	Percentage of Units Held by Pledgor
_______	_______	/	/	___%

Exhibit A-1

EXHIBIT B

to Pledge Agreement

Addendum to Pledge Agreement

The undersigned, being the Pledgor pursuant to that certain Pledge Agreement dated as of ___, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) in favor of the holders of those certain Notes (as defined in the Pledge Agreement), with __________, a __________, acting as Collateral Agent (as defined in the Pledge Agreement), by executing this Addendum, hereby acknowledges that the Pledgor has acquired and legally and beneficially owns all of the issued and outstanding shares of capital stock of __________________, a _______ [corporation/limited liability company/other entity] (“Company”) described below (the “Shares”). The Pledgor hereby agrees and acknowledges that the Shares shall be deemed Pledged Interests pursuant to the Pledge Agreement. The Pledgor hereby represents and warrants to the Pledgee that (i) all of the [capital stock/membership interests/other type of interest] of the Company now owned by the Pledgor is presently represented by the certificates listed below, which certificates, with undated assignments separate from certificate or stock powers duly executed in blank by the Pledgor, are being delivered to the Collateral Agent, simultaneously herewith (or have been previously delivered to the Collateral Agent), and (ii) after giving effect to this addendum, the representations and warranties set forth in Section 3 of the Pledge Agreement are true, complete and correct as of the date hereof.

Pledged Interests

Name of the Pledge Entity	Class of Equity Interest	Certificate No.	Percentage of Units Held by Pledgor

IN WITNESS WHEREOF, Pledgor has executed this Addendum this ____ day of ____________.

_________

By:
Name:
Title:

Exhibit B-1

SCHEDULE I

Jurisdictions and Debtor’s Information

Jurisdiction of Zhibao Technology Inc. and Its Subsidiaries

Name of Entities	Jurisdiction

SCHEDULE II

Trade Names

None.

SCHEDULE III

Copyrights

None.

SCHEDULE IV

Patents

None.

SCHEDULE V

Trademarks

None.

SCHEDULE VI

Depository and Other Accounts

None.

SCHEDULE VII

Commercial Tort Claim

None.

SCHEDULE VIII

Real Property Interests

The Company and its subsidiaries do not own any real property.

SCHEDULE IX

Debtor’s Equipment

N/A.